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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



              Date of Report (Date of earliest event reported):
                               December 20, 1996



                         BIOSOURCE INTERNATIONAL, INC.
            (Exact name of registrant as specified in its charter)




        DELAWARE                     000-21930         77-0340829
-----------------------------      -------------    ----------------
(State or other jurisdiction of     (Commission      (IRS Employer
incorporation or organization)     File Number)   Identification No.)



820 FLYNN ROAD CAMARILLO, CALIFORNIA                          93012
---------------------------------------                    ----------
(Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code: (805)987-0086

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ITEM 5. OTHER EVENTS

Reference is made to the press releases of Registrant, issued on December 5, 6, & 11, 1996 which contain information meeting the requirements of this Item 5, and which are incorporated herein by this reference. Copies of the press releases are attached to this Form 8-K as Exhibit "A".

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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 20, 1996                       BIOSOURCE INTERNATIONAL, INC.

                                        By: /s/ Anna Anderson
                                           -------------------------
                                           Anna Anderson,
                                           Chief Financial Officer

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                              COMPANY CONTACTS:
                              Anna Anderson, Chief Financial Officer
                              Aspasia Alexander, Investor Relations
                              805/987-0086, or <http://www.biosource.com>

                              PRESS CONTACT:
                              FS Communications
                              Matthew Schmidt
                              415/691-1488

                       BIOSOURCE INTERNATIONAL ANNOUNCES

                        NEW JAPANESE MARKET AGREEMENTS

       Expanded Sales To Distributor and New Private-Label Manufacturing Agreements Expected To Generate More Than $3 Million In 1997 Revenue

     Camarillo, Calif-- December 11, 1996 -- BioSource International, Inc. (NASDAQ: BIOI), today announced that its Japanese distribution partner, Iwaki Glass, has signed a minimum purchase agreement for 1997. The agreement commits Iwaki Glass to purchase no less than $2 million of BioSource-branded product for resale in Japan. The purchase agreement will more than double BioSource's revenues from its Japanese distributor, from approximately $0.8 million in the current year.
     BioSource also announced that it has begun implementing a strategy of private-label manufacturing for separate Japanese companies, and has already signed agreements with a number of firms. The cumulative potential revenue to BioSource as a result of these agreements
                                    -more-
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BIOSOURCE ANNOUNCES NEW JAPANESE MARKET AGREEMENTS/PAGE 2


is more than $1 million. As a result of both the expanded distribution commitment and private-label agreements, the Company expects revenues in the Japanese market to increase from approximately $1.4 million in 1996 to approximately $3.25 million in 1997.
     "Through three years of partnership with Iwaki Glass, BioSource has established strong market presence and a reputation for quality and reliability in the demanding Japanese market," said James H. Chamberlain, president and CEO of BioSource International. "Planned additions to the product line in 1997, including the introduction of test kits based on Polymerase Chain Reaction technologies, will now help fuel the growth of our branded-product sales. Concurrently, the new private-label agreements will allow us to develop new source of revenue in an important market for biomedical research products."
 BioSource International, Inc. is a Camarillo, Calif., based supplier of immunological reagents and tests kits used in biomedical research. The Company offers more than 1,300 products, including recombinant proteins, monoclonal antibodies and ELISA assay kits to a variety of antigens, and custom DNA segments (oligonucleotides). For the year ended December 31, 1995, BioSource reported earnings of $1.16 million or $.20 per share, on revenues of $8.6 million. On June 5, 1996, the Company completed the acquisition of all of the assets related to the in vitro business Medgenix Diagnostics, S.A., a Belgian company and formed a wholly-owned
                                    -more-

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subsidiary, BioSource Europe, S.A., which holds all of the assets in obligations acquired in the
transaction.
     This News Release may contain forward-looking statements that involve risks and uncertainties, including risks associated with regulatory approvals and other risks described from time to time in reports filed by BioSource with the Securities and Exchange Commission, including its most recently filed Annual Report on Form 10-K.

                                      ###
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                              COMPANY CONTACTS:
                              Anna Anderson, Chief Financial Officer
                              Aspasia Alexander, Investor Relations
                              805/987-0086, or <http://www.biosource.com>

                              PRESS CONTACT:
                              FS Communications
                              Matthew Schmidt
                              415/691-1488

                      BIOSOURCE INTERNATIONAL ANNOUNCES
                     RESTRUCTURING OF EUROPEAN OPERATIONS

                 WILL TAKE ONE-TIME CHARGE IN FOURTH QUARTER,
              EXPECTS TO ENHANCE PROFITABILITY IN 1997 AND BEYOND

     Camarillo, Calif-- December 6, 1996 -- BioSource International, Inc. (NASDAQ: BIOI), today announced that it will restructure certain operations of BioSource Europe, S.A., its wholly-owned subsidiary headquartered in Fleurus, Belgium. The Company said that the restructuring, primarily affecting operations in Belgium and Italy, is intended to eliminate research and development functions which are duplicative of the Company's United States operations, and to transition its direct sales strategy in Italy to an exclusive distribution arrangement. The restructuring, which includes limited staff reductions, is expected to result in one-time charges estimated at $0.05 to $0.06 cents per share, all of which will be realized in the fourth quarter of 1996.
     "When we acquired the in vitro diagnostics business of Medgenix Diagnostics, S.A. earlier this year, we indicated that we expected to incur a significant amount of expense initially
                                    -more-
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in connection with the consolidation of the research and development activities of the two companies," said James H. Chamberlain, President and Chief Executive Officer of BioSource International. "After six months of operating history, we are happy with our overall performance in Europe, but we have found that the initial changes we instituted have not sufficiently reduced the duplication of effort that still exists with BioSource's U.S. operations."
     Chamberlain also noted that, particularly in Italy, long payment terms, governmental regulations and the market risks associated with bidding for contracts or tenders introduce significant inefficiencies in a direct selling strategy. As a result, the Company is negotiating an exclusive Distribution Agreement with a major Italian diagnostic products company. This agreement is expected to provide greater selling power in the future than the Company's current strategy for that market.
     With the contemplated restructuring charge, which will result primarily from statutory severance payments in connection with the elimination of personnel, the Company indicated that it will fall short of analysts expectations for per share earnings for 1996, although it still expects to dramatically improve its operating results when compared to 1995.
     "We intended from the start to continuously review the performance of our European operations," said Chamberlain. "While we are disappointed that these restructuring charges
                                    -more-
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somewhat dampen an otherwise tremendous year for us, we firmly believe the assimilation of the Medgenix acquisition has positioned the Company well throughout the European market. We further believe this fine tuning will enhance shareholder value and increase profitability for 1997 and beyond."
     BioSource International, Inc. is a Camarillo, California based supplier of immunological reagents and tests kits used in biomedical research. The Company offers more than 1,300 products, including recombinant proteins, monoclonal anti-bodies and ELISA assay kits to a variety of antigens, and custom DNA segments (oligonucleotides). For the year ended December 31, 1995, BioSource reported earnings of $1.16 million or $.20 per share, on revenues of $8.6 million. On June 5, 1996, the Company completed the acquisition of all of the assets related to the in vitro business Medgenix Diagnostics, S.A., a Belgian company and formed a wholly-owned subsidiary, BioSource Europe, S.A., which holds all of the assets in obligations acquired in the transaction.
     This News Release may contain forward-looking statements that involve risks and uncertainties, including risks associated with regulatory approvals and other risks described from time to time in reports filed by BioSource with the Securities and Exchange Commission, including its most recently filed
Annual Report on Form 10-K.

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                              COMPANY CONTACTS:
                              Anna Anderson, Chief Financial Officer
                              Aspasia Alexander, Investor Relations
                              805/987-0086, or <http://www.biosource.com>

                              BIOSOURCE PRESS CONTACT:
                              FS Communications
                              Matthew Schmidt
                              415/691-1488

UT SOUTHWESTERN MEDICAL CENTER AT DALLAS
Office of News and Public Information
Phil Schoch
214/648-3404

                 BIOSOURCE INTERNATIONAL SIGNS COLLABORATIVE
                  RESEARCH AGREEMENT WITH THE UNIVERSITY OF
                  TEXAS SOUTHWESTERN MEDICAL CENTER AT DALLAS

            RESEARCH PROGRAM SEEKS TO IDENTIFY DNA SEGMENTS USEFUL
      IN DIAGNOSIS AND THERAPY MONITORING FOR CERTAIN LEUKEMIAS, LYMPHOMA

     Camarillo, Calif. -- December 5, 1996 -- BioSource International, Inc. (Nasdaq: BIOI), today announced that it has signed a collaborative research agreement with The University of Texas Southwestern Medical Center at Dallas. The Company will provide funds to support research designed to identify DNA primers and construct quantitative controls for Polymerase Chain Reaction (PCR) amplification, and will obtain rights to use DNA primers and controls which are identified in the program for the development of new test kits utilizing PCR techniques to detect the chromosomal translocations found in specific types of leukemias and lymphomas.
                                    -more-


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BIOSOURCE SIGNS COLLABORATIVE AGREEMENT/PAGE 2

     The principal investigator in the research program is Richard Scheuermann, Ph.D., an assistant professor at the Medical Center and member of BioSource's Scientific Advisory Board. Dr. Scheuermann's research is directed at identifying oligonucleotides (DNA segments) believed useful in detecting minimal residual disease in patients after therapy for certain leukemias and non-Hodgkins lymphomas.
     "Development of quantitative PCR assays is an important step in the expansion of our product portfolio into molecular diagnostic products," said James H. Chamberlain, chairman, president and chief executive officer of BioSource International. "While the assays developed through this agreement will initially be marketed as research products, we believe that it will be possible to demonstrate their efficacy for diagnosis and monitoring of human disease states."
     Quantitative PCR assays are similar in concept to the antibody-based ELISA test kits which comprise BioSource International's principal product line. PCR testing is a potentially much more sensitive technique, since it is based on amplification of genetic sequences that are normally undetectable in blood or serum samples.
     The research program and collaborative agreement extends for two years, during which BioSource will provide a maximum of $100,000 in funding. Rights to discoveries and any patents granted as a result of the joint development will be owned by UT Southwestern, and will
                                    -more-

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BIOSOURCE SIGNS COLLABORATIVE AGREEMENT/PAGE 3

be licensed to BioSource for its use in developing commercial diagnostic products. BioSource has the right during a 120 day period following execution of the collaborative agreement to negotiate an exclusive license with the Medical Center.
     BioSource International, Inc. is a Camarillo, Calif. based supplier of immunological reagents and test kits used in biomedical research. The Company offers more than 1,300 products, including recombinant proteins, monoclonal antibodies and ELISA assay kits to a variety of antigens, and custom DNA segments (oligonucleotides). For the year ended December 31, 1995, BioSource reported earnings of $1.16 million, or $.20 per share, on revenues of $8.6 million. On June 5, 1996, the Company completed the acquisition of all of the assets related to the in vitro business of Medgenix Diagnostics, S.A., a Belgian company, and formed a wholly-owned subsidiary, BioSource Europe, S.A., which holds all of the assets and obligations acquired in the transaction.
     This news release may contain forward-looking statements that involve risks and uncertainties, including risks associated with regulatory approvals and other risks described from time to time in reports filed by BioSource with the Securities and Exchange Commission, including its most recently filed Annual Report on Form 10-K.
                                      ###
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